-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                 TAX-EXEMPT FUND
                                 ---------------

                              ANNUAL REPORT

                              December 31, 1999

                               --------------------
                                  WHAT'S INSIDE
                               --------------------

`                             FROM THE CHAIRMAN

                              Another good year for the
                              U.S. economy

                              PORTFOLIO MANAGER'S REVIEW

                              A challenging environment for
                              municipal bonds

                              FUND INFORMATION

                              Facts and figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

                                                    ---------------------------
                                                               DALBAR
                                                       HONORS COMMITMENT TO:
                                                     FINANCIAL INTERMEDIARIES
                                                               1999
                                                    ---------------------------

                                                          For Excellence
                                                                in
                                                              Service

[LOGO] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:

Another good year for the U.S. economy has extended America's cycle of prosperity to nine consecutive years. Gross domestic product, a measure of goods and services produced in the U.S., rose at an estimated annual rate of 4.0%. Personal income has risen and consumer spending has been strong. Inflation remained relatively low as productivity gains offset wage gains. However, the Consumer Price Index moved up one full percentage point from 1.6% to 2.6%. The Federal Reserve Board responded to these indicators of strength by raising short-term interest rates by 3/4% in three 1/4% steps in the second half of the year.

STOCKS
The U.S. stock market delivered another year of double-digit gains. The S&P 500(1) rose 21.0% during the 12-month period ended December 31, 1999. However, S&P 500 technology stocks accounted for a disproportionate share of those gains. Technology stocks in the S&P 500 gained 74.6%. Non- technology S&P 500 stocks gained only 4.5%. The technology-heavy Nasdaq gained 85.6% for the year.

BONDS
The bond market was hurt by the Federal Reserve Board's interest-rate hikes and by factors associated with Y2K. Fears that issuers would go to the market with their debt issues early in the year drove yields up and bond prices down. However, those fears were not realized, and the market began to close the yield gap in the second half of the year. In this environment, mortgage bonds held up better than government and corporate bonds. High yield bonds finished the year ahead of other bond sectors, but with modest single-digit results.

INTERNATIONAL
Economic growth around the globe was better than expected. In Asia and certain emerging markets, economies rebounded from last year's currency woes faster than anticipated. Japan has shown the first signs of real progress in revitalizing its economy in nearly a decade. That was reflected in strong stock market performance for the year, especially among small Japanese companies. Europe delivered generally favorable results as did the emerging markets of Latin America.

OUTLOOK AND OPPORTUNITIES
As we enter the year 2000, many markets are poised for growth. However, there are also areas, such as the technology sector in the U.S., where extraordinarily high valuations suggest caution in the months ahead. Now is a good time to consult your financial professional about the strategies that make sense for your personal portfolio.

And, as always, we thank you for investing in State Street Research.

    Sincerely,

/s/ Ralph F. Verni

    Ralph F. Verni
    Chairman

    December 31, 1999

(1) The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Municipal Bond Index is comprised of 8,000 fixed-rate investment grade municipal bonds, all from issuers larger than $50 million and with maturities greater than two years. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

(2)-5.05% for Class B(1) shares; -5.05% for Class B shares; -5.04% for Class C shares; -4.11% for Class S shares.

(3)Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume rein- vestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(4)Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5)The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1999)
-------------------------------------------------------------------------------

Total Value of $10,000 Invested on 12/31/89(3)
(Class A shares, at maximum applicable sales charge)

12/89             $ 9,550
12/90              10,011
12/91              11,192
12/92              12,236
12/93              13,718
12/94              12,772
12/95              14,889
12/96              15,325
12/97              16,884
12/98              17,862
12/99              17,086

AVERAGE ANNUAL TOTAL RETURNS
(at maximum applicable sales charge)(3)(4)(5)
--------------------------------------------------------
                   10 YEARS      5 YEARS      1 YEAR
--------------------------------------------------------
Class A              5.50%        5.02%       -8.65%
--------------------------------------------------------
Class B(1)           5.47%        4.88%       -9.61%
--------------------------------------------------------
Class B              5.47%        4.88%       -9.62%
--------------------------------------------------------
Class C              5.47%        5.21%       -5.96%
--------------------------------------------------------

Class S              6.14%        6.24%       -4.11%
--------------------------------------------------------

                                        TAXABLE
                                   EQUIVALENT YIELD
                                     (36% federal
                         YIELD       tax bracket)
----------------------------------------------------
Class A                  4.67%           7.30%
----------------------------------------------------
Class B(1)               4.13%           6.45%
----------------------------------------------------
Class B                  4.13%           6.45%
----------------------------------------------------
Class C                  4.13%           6.45%
----------------------------------------------------
Class S                  5.14%           8.03%
----------------------------------------------------
Yield is based on the net investment income for the 30 days ended December 31, 1999. A small portion of the Fund's income may be subject to state and local tax; investors should consult their tax adviser.

PORTFOLIO MANAGER'S REVIEW

Tax-Exempt Fund: A challenging environment for municipal bonds

[Photo of Paul Clifford]
   Paul Clifford
 Portfolio Manager

We spoke with Paul Clifford, portfolio manager of State Street Research Tax-Exempt Fund, about the Fund's performance for the year ended December 31, 1999 and his views on the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?

A: It was a disappointing year for the municipal bond market and also for the Fund. Class A shares returned -4.34% for the 12 months ended December 31, 1999 [does not reflect sales charge](2). That was better than the Lipper General Municipal Debt Fund Average, which returned -4.63%. However, the Fund underperformed the Lehman Brothers Municipal Bond Index(1), which returned -2.06% for the same period.

Q: WHAT FACTORS HURT PERFORMANCE IN 1999?

A: During the first five months of the year we lengthened the Fund's duration. (Duration is a measure of a fund's sensitivity to changing interest rates.) When interest rates decline, longer duration can help return. However, when interest rates rise -- as they did in 1999 -- it hurts all bond funds, but particularly a fund with longer duration.

Q: WHY DID YOU LENGTHEN DURATION?

A: At the beginning of 1999, our view was that interest rates were positioned to decline. However, higher-than- expected economic growth put the Federal Reserve Board on guard about inflation, and interest rates moved up, not down.

Q: BESIDES INTEREST RATES, WHAT OTHER FACTORS AFFECTED THE MUNICIPAL BOND
   MARKET?

A: In general, municipal bond funds were hurt by a poor technical environment. In other words, there were too many sellers and too few buyers during most of the year. Liquidity in the market was poor overall as cash flowed out of many municipal bond funds and into other areas of the market where investors were attracted to higher returns.

Q: DID YOU SHIFT YOUR STRATEGY AS THE ENVIRONMENT CHANGED?

A: Yes. As it became apparent that the economy was getting stronger, not weaker, we shortened the Fund's duration. We also improved the portfolio's liquidity -- we sold some of the Fund's less liquid market discount bonds -- at mid-year. This was due to our concern about the market's liquidity as we closed in on the end of the year and Y2K-related issues.

Q: WHAT FACTORS HELPED PERFORMANCE DURING THE YEAR?

A: Shorter duration helped the Fund in the second half. Plus, our credit research helped us identify opportunities that delivered attractive gains. For example, we invested in the pre-refunded and housing sectors, in California state securities, and also in certain high-yield municipal bonds. Two of the Fund's top performers -- North Carolina housing bonds and Foothill California Toll Road revenue bonds -- enjoyed improving credit fundamentals and that boosted their market values.

Q: HOW HAVE YOU POSITIONED THE PORTFOLIO FOR THE PERIOD AHEAD?

A: We believe the economy is still very strong. That could force the Federal Reserve Board to raise interest rates more aggressively in the year ahead than they did in 1999. As a result, we remain duration neutral. In other words, we are neither short nor long compared to other, similar funds. We will continue to seek opportunities with strong credit fundamentals and good liquidity.

December 31, 1999

--------------------------------------------------------------------------------

BOND QUALITY RATINGS*
(by percentage of long-term investments)

A         5%
AA        18%
AAA       29%
BB        10%
BBB       38%

As rated by Standard & Poor's Corporation or Moody's Investors Service, Inc. *23.1% of the above bonds were not rated but were included among relevant rating categories as determined by the Fund's Manager.

TOP 5 STATE REPRESENTATIONS                  TOP 5 SECTORS
(by percentage of net assets)                (by percentage of net assets)

CALIFORNIA                    18.5%          PRE-REFUNDED             10.5%
FLORIDA                       11.9%          SPECIAL/SALES TAX        10.3%
NEW YORK                       8.8%          COLLEGE AND UNIVERSITY    7.7%
CONNECTICUT                    6.4%          LIFE CARE                 7.2%
GEORGIA                        5.6%          TRANSIT/HIGHWAY           6.9%
Total: 51.2%                                 Total: 42.6%

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1999

-----------------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL             MATURITY                VALUE
                                                         AMOUNT                 DATE                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 98.3%
CALIFORNIA 18.5%

Santa Clara County Financing Authority, (VMC
Facility Replacement Project), 1994 Series A Bonds,
AMBAC Insured, 7.75%                              .     $  1,000,000           11/15/2008            $  1,186,950

Foothill/Eastern Transportation Corridor Agency,
Series 1995A Senior Lien Convertible Capital
Appreciation Bonds, 0.00% .........................        1,695,000            1/01/2010               1,370,899

Port Hueneme Redevelopment Agency, Central
Community Project, 1993 Tax Allocation Refunding
Bonds, AMBAC Insured, 5.50% .......................        1,800,000            5/01/2014               1,801,620

California Pollution Control Financing Authority,
Pollution Control Refunding Revenue Bonds, (San
Diego Gas & Electric Company), 1996 Series A, 5.90%        2,200,000            6/01/2014               2,264,526

Sacramento Power Authority, Cogeneration Project
Revenue Bonds, (Procter & Gamble Project), 1995
Series, 6.50% .....................................        1,300,000            7/01/2014               1,420,952

California Housing Finance Agency, Home Mortgage
Revenue Bonds, 1994 Series G, 7.20% ...............        1,500,000            8/01/2014               1,567,545

California Educational Facilities Authority, Series
1994 Revenue Bonds, (Southwestern University
Project), Series 1995, 6.60% ......................        1,000,000           11/01/2014               1,063,960

County of Madera, California, Certificates of
Participation, (Valley Childrens Hospital Project),
Series 1995, MBIA Insured, 6.50% ..................        1,000,000            3/15/2015               1,087,950

California Pollution Control Financing Authority,
Pollution Control Revenue Bonds, (San Diego Gas &
Electric Company), 1991 Series A, Subject to AMT,
6.80% .............................................          600,000            6/01/2015                 663,768

Roseville Joint Union High School District, 1992
General Obligation Bonds, Series B, FGIC Insured,
0.00% .............................................        1,000,000            8/01/2015                 403,740

Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue Bonds Series 1995 A (Fixed Rate),
Capital Appreciation Bonds, Senior Lien Series A,
0.00% .............................................        5,000,000            1/01/2019               1,594,550

San Joaquin Hills Transportation Corridor Agency,
Toll Road Refunding Revenue Bonds, Series 1997A,
Convertible Capital Appreciation Bonds, 0.00% .....        5,000,000            1/15/2019               3,090,550

City of Long Beach, California, Harbor Revenue
Refunding Bonds, Series 1998A, Subject to AMT, FGIC
Insured, 6.00% ....................................        4,000,000            5/15/2019               3,990,560

Redevelopment Agency of the City of Pittsburg,
California, Los Medanos Community Development
Project, Tax Allocation Bonds, Series 1999, AMBAC
Insured, 0.00% ....................................        2,000,000            8/01/2019                 605,380

Fresno Sewer Revenue Bonds, Series A-1, AMBAC
Insured, 5.25% ....................................        5,100,000            9/01/2019               4,689,093

County of Sacramento, Laguna Creek Ranch/Elliott
Ranch Community Facilities District No.1,
Improvement Area No. 2 Special Tax Refunding Bonds,
(Elliott Ranch), 6.30% ............................        3,000,000            9/01/2021               2,830,920

Anaheim Public Financing Authority, Lease Revenue
Bonds, (Anaheim Public Improvement Project),
Subordinate 1997 Series C Capital Appreciation
Bonds, FSA Insured, 0.00% .........................        3,125,000            9/01/2025                 639,563

City of Davis, Public Facilities Financing
Authority, Local Agency Revenue Bonds, 1997 Series
A, 6.60% ..........................................        1,500,000            9/01/2025               1,472,565

Sacramento, California, City Financing Authority,
Senior Revenue Bonds, (Sacramento Convention Center
Hotel Project), 1999 Series A, 6.25% ..............        5,000,000            1/01/2030               4,590,500

San Joaquin Hills Transportation Corridor Agency,
(Orange County, California), Senior Lien Toll Road
Revenue Bonds, 7.00% ..............................          950,000            1/01/2030               1,029,572

Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue Bonds, Series 1995A Senior Lien,
Pre-Refunding to 1/01/2007 @ 96.22, 6.50% .........        6,000,000            1/01/2032               6,554,880

Foothill/Eastern Transportation Corridor Agency,
Toll Road Refunding Revenue Bonds, Series 1999,
MBIA Insured, 5.75%                                        1,000,000            1/15/2040                 889,650
                                                                                                     ------------
                                                                                                       44,809,693
                                                                                                     ------------

COLORADO 4.9%

Metropolitan Football Stadium District, Sales Tax
Revenue Bonds, Series 1999A, MBIA Insured, 0.00% ..          500,000            1/01/2012                 255,475

E-470 Public Highway Authority, Senior Revenue
Bonds, Series 1997B, (Capital Appreciation Bonds),
MBIA Insured, 0.00% ...............................        5,000,000            9/01/2016               1,811,400

Eaglebend Affordable Housing Corporation,
Multifamily Housing Project Revenue Refunding
Bonds, Series 1997A, 6.45% ........................        2,000,000            7/01/2021               1,928,040

Colorado Housing and Finance Authority, Single
Family Program, 1997 Series B-2 Senior Bonds,
Subject to AMT, 7.00% .............................        1,085,000            5/01/2026               1,152,661

Arapahoe County, Colorado, Public Highway
Authority, Capital Improvement Trust Fund Highway
Revenue Bonds (E-470 Project), Pre-Refunded to 8/
31/2005 @ 103, 7.00% ..............................        5,000,000            8/31/2026               5,629,500

Colorado Housing and Finance Authority, Single
Family Program, 1996 Series B-2 Senior Bonds, 7.45%        1,135,000           11/01/2027               1,197,039
                                                                                                     ------------
                                                                                                       11,974,115
                                                                                                     ------------

CONNECTICUT 6.4%

State of Connecticut, Special Tax Obligation Bonds,
Transportation Infrastructure Purposes, 1991 Series
A, 6.50% ..........................................        1,500,000           10/01/2012               1,656,240

Connecticut Development Authority, Pollution
Control Refunding Bonds, (Pfizer Inc. Project -
1982 Series), 6.55% ...............................        2,500,000            2/15/2013               2,647,250

State of Connecticut Health and Educational
Facilities Authority, Revenue Bonds, University of
Hartford Issue, Series D, 6.80% ...................        5,000,000            7/01/2022               5,003,750

State of Connecticut Health and Educational
Facilities Authority, Revenue Bonds, Quinnipiac
College Issue, Series D, 6.00% ....................        1,465,000            7/01/2023               1,394,270

State of Connecticut Health and Educational
Facilities Authority, Revenue Bonds, Quinnipiac
College Issue, Series D, Pre-Refunded to 7/1/2023 @
98.25, 6.00% ......................................        3,000,000            7/01/2023               3,168,180

Connecticut Development Authority, Aquarium Project
Revenue Bonds, (Mystic Marinelife Aquarium Project
- 1997 Series A), 7.00% ...........................        1,700,000           12/01/2027               1,689,528
                                                                                                     ------------
                                                                                                       15,559,218
                                                                                                     ------------

FLORIDA 11.9%

Grand Haven Community Development District (Flagler
County, Florida), Special Assessment Bonds, Series
1997 A, 6.30% .....................................        2,240,000            5/01/2002               2,247,414

Heritage Harbor Development District, (Hillsborough
County, Florida), Special Assessment Revenue Bonds,
Series 1997B, 6.00% ...............................        1,220,000            5/01/2003               1,205,116

Bayside Improvement Community Development District,
(Lee County, Florida), Capital Improvement Revenue
Bonds, Series 1998A, 5.95% ........................          910,000            5/01/2008                 873,609

Orlando Utilities Commission, Water and Electric
Subordinated Revenue Bonds, Series D, 6.75% .......        5,000,000           10/01/2017               5,492,650

Bayside Improvement Community Development District,
(Lee County, Florida), Capital Improvement Revenue
Bonds, Series 1998A, 6.30% ........................          980,000            5/01/2018                 916,359

Grand Haven Community Development District (Flagler
County, Florida), Special Assessment Bonds, Series
1997 B, 6.90%                                                750,000            5/01/2019                 755,617

North Springs Improvement District, (Broward
County, Florida), Special Assessment Bonds, Series
1997, (Heron Bay Project), 7.00% ..................          745,000            5/01/2019                 750,491

Martin County, Florida, Pollution Control Revenue
Refunding Bonds, (Florida Power & Light Company
Project), Series 1990, MBIA Insured, 7.30% ........        1,250,000            7/01/2020               1,290,437

Orange County, Florida, Health Facilities
Authority, First Mortgage Revenue Bonds, Series
1996, (Orlando Lutheran Towers, Inc.), 8.75% ......        5,000,000            7/01/2026               5,338,450

Volusia County Educational Facility Authority,
Educational Facilities Revenue Bonds, (Embry-Riddle
Aeronautical University Project), Series 1996A,
6.125% ............................................        5,000,000           10/15/2026               4,868,000

Northern Palm Beach County, Florida, Improvement
District, Water Control and Improvement Bonds, Unit
of Development No. 9A, Series 1996A, 7.30% ........        3,000,000            8/01/2027               3,145,590

Housing Authority of Lee County, Florida, Single
Family Mortgage Revenue Bonds, (Multi-County
Program), Series 1996A, Subseries 2, Subject to
AMT, 7.50% ........................................        1,080,000            9/01/2027               1,171,552

Northern Palm Beach County, Florida, Improvement
District, Water Control and Improvement Bonds, Unit
of Development No. 9B, Series 1999, 6.00% .........          750,000            8/01/2029                 689,048
                                                                                                     ------------
                                                                                                       28,744,333
                                                                                                     ------------

GEORGIA 5.6%

George L. Smith ll Georgia World Congress Center
Authority, Refunding Revenue Bonds, (Domed Stadium,
Project), Series 2000, Subject to AMT, MBIA
Insured, 6.00%+ ...................................        1,000,000            7/01/2008               1,018,610

State of Georgia, General Obligation Bonds, Series
1992B, 6.25%* .....................................        4,300,000            3/01/2011               4,670,574

State of Georgia, General Obligation Bonds, Series
1994E, 6.75% ......................................        1,000,000           12/01/2012               1,132,230

Municipal Electric Authority of Georgia, Project
One Subordinated Bonds, Series 1998A, MBIA Insured,
5.25% .............................................        2,000,000            1/01/2014               1,925,200

Metropolitan Atlanta Rapid Transit Authority,
Georgia, Sales Tax Revenue Bonds, Refunding Series
P, AMBAC Insured, 6.25% ...........................        4,700,000            7/01/2020               4,882,689
                                                                                                     ------------
                                                                                                       13,629,303
                                                                                                     ------------

ILLINOIS 0.5%

City of Chicago, Collateralized Single Family
Mortgage Revenue Bonds, Series 1997-B, Subject to
AMT, 6.95% ........................................        1,115,000            9/01/2028               1,158,117
                                                                                                     ------------

INDIANA 0.5%

Indiana Transportation Finance Authority, Highway
Revenue Bonds, Series 1993A, AMBAC Insured, 0.00% .        3,500,000            6/01/2018               1,127,525
                                                                                                     ------------

KENTUCKY 0.8%

County of Jefferson, Kentucky, Student Housing
Industrial Building Revenue Bonds, (Collegiate
Housing Foundation - University of Louisville
Project), Series 1999A, 7.125% ....................        2,000,000            9/01/2029               1,957,500
                                                                                                     ------------

MAINE 1.6%

Finance Authority of Maine, Revenue Obligation
Securities, (Huntington Common Project), Series
1997A, 7.50% ......................................        4,000,000            9/01/2027               3,886,120
                                                                                                     ------------

MARYLAND 3.8%

Howard County, Maryland, Multifamily Mortgage
Refunding Bonds, Series 1994, (Chase Glen Project),
Mandatory Put 7/1/2004 @ 100, 7.00% ...............        5,000,000            7/01/2024               5,339,700

Frederick County, Maryland, Special Obligation
Bonds, (Urbana Community Development Authority),
Series 1998, 6.625% ...............................        2,000,000            7/01/2025               1,838,320

County of Anne Arundel, Maryland, Special
Obligation Revenue Bonds, (Arundel Mills Project),
7.10% .............................................        2,000,000            7/01/2029               1,965,100
                                                                                                     ------------
                                                                                                        9,143,120
                                                                                                     ------------

MASSACHUSETTS 4.9%

Massachusetts Industrial Finance Agency, First
Mortgage Revenue Bonds, (Brookhaven Retirement
Community, Lexington - 1994 Issue), Series A,
6.75% .............................................        4,500,000            1/01/2001               4,546,080

Massachusetts Industrial Finance Agency, First
Mortgage Revenue Bonds, (Berkshire Retirement
Community, Lenox - 1994 Issue) Series A, 6.375% ...        1,500,000            7/01/2005               1,506,510

Massachusetts Bay Transportation Authority, General
Transportation System Bonds, 1994 Series A,
Refunding Bonds, 7.00% ............................        3,385,000            3/01/2014               3,808,836

Massachusetts Industrial Finance Agency, (Marina
Bay LLC Project - 1997 Issue), 7.50% ..............        2,000,000           12/01/2027               1,995,140
                                                                                                     ------------
                                                                                                       11,856,566
                                                                                                     ------------

MICHIGAN 0.8%

State Building Authority, State of Michigan, 1997
Revenue Bonds, Series II (Facilities Program),
AMBAC Insured, 0.00% ..............................        2,000,000           10/15/2011               1,044,780

State Building Authority, State of Michigan, 1997
Revenue Bonds, Series II (Facilities Program),
AMBAC Insured, 0.00% ..............................        1,940,000           10/15/2012                 948,408
                                                                                                     ------------
                                                                                                        1,993,188
                                                                                                     ------------

MINNESOTA 0.7%

Minnesota Housing Finance Authority, Single Family
Mortgage Bonds, 1994 Series E, 5.90% ..............        1,740,000            7/01/2025               1,704,069
                                                                                                     ------------

NEVADA 3.8%

Clark County School District, Nevada, General
Obligation (Limited Tax), Building and Renovation
Bonds, Series 1997B, FGIC Insured, 5.25% ..........        5,045,000            6/15/2017               4,623,742

State of Nevada, General Obligation (Limited Tax)
Bonds, Nevada Municipal Bond Bank Project Nos. 49
and 50, Series November 1, 1995A, FGIC Insured,
5.50% .............................................        5,000,000           11/01/2025               4,605,850
                                                                                                     ------------
                                                                                                        9,229,592
                                                                                                     ------------

NEW HAMPSHIRE 2.3%

New Hampshire Higher Educational and Health
Facilities Authority, Revenue Bonds, Dartmouth
College Issue, Series 1993, 5.375% ................        5,000,000            6/01/2023               4,627,150

New Hampshire Higher Educational and Health
Facilities Authority, Revenue Bonds, New Hampshire
College Issue, Series 1997, 6.375% ................        1,000,000            1/01/2027                 913,630
                                                                                                     ------------
                                                                                                        5,540,780
                                                                                                     ------------

NEW JERSEY 2.1%

New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, 1996 Series B, 5.00% .        5,000,000            6/15/2017               4,453,700

New Jersey Educational Facilities Authority, Seton
Hall University Project Revenue Bonds, 1991 Series,
Project D, 7.00% ..................................          630,000            7/01/2021                 656,794
                                                                                                     ------------
                                                                                                        5,110,494
                                                                                                     ------------

NEW MEXICO 2.0%

Dona Ana County, New Mexico, Gross Receipts Tax
Refunding and Improvement Revenue Bonds,
Subordinate, Series 1998, AMBAC Insured, 5.50% ....        1,200,000            6/01/2016               1,163,388

City of Farmington, New Mexico, Pollution Control
Revenue Refunding Bonds, 1997 Series D, (Public
Service Company of New Mexico San Juan Project),
6.375% ............................................        4,000,000            4/01/2022               3,685,920
                                                                                                     ------------
                                                                                                        4,849,308
                                                                                                     ------------

NEW YORK 8.8%

Port Authority of New York and New Jersey, Special
Project Bonds, Series 4, KIAC Partners Project,
Subject to AMT, 6.75% .............................        5,000,000           10/01/2011               5,165,750

The City of New York, New York, General Obligation
Bonds, Fiscal 1992 Series B, 7.75% ................        3,000,000            2/01/2012               3,221,220

New York Local Government Assistance Corp., (A
Public Benefit Corporation of the State of New
York), Series 1993E Refunding Bonds, 6.00% ........        5,000,000            4/01/2014               5,184,250

Dormitory Authority of the State of New York,
Department of Health of the State of New York,
Revenue Bonds, Series 1996, 5.75% .................        5,000,000            7/01/2017               4,849,950

Port Authority of New York and New Jersey, Special
Project Bonds, Series 6, JFK International Air
Terminal LLC Project, Subject to AMT, MBIA Insured,
5.75% .............................................        2,000,000           12/01/2022               1,904,620

County of Suffolk, New York, Industrial Development
Agency, Civic Facility Revenue Bonds, Series 1999A,
(The Southampton Hospital Association Civic
Facility), 7.25% ..................................        1,000,000            1/01/2030                 937,670
                                                                                                     ------------
                                                                                                       21,263,460
                                                                                                     ------------

NORTH CAROLINA 2.8%

North Carolina Eastern Municipal Power Agency,
Power System Revenue Bonds, Series 1999D, 6.70% ...        1,500,000            1/01/2019               1,484,115

North Carolina Housing Finance Agency, Multifamily
Revenue Refunding Bonds, (1992 Refunding Bond
Resolution), Series B, 6.90% ......................        5,000,000            7/01/2024               5,248,100
                                                                                                     ------------
                                                                                                        6,732,215
                                                                                                     ------------

OHIO 0.9%

County of Miami, Ohio, Hospital Facilities Revenue
Refunding and Improvement Bonds, Series 1996A,
(Upper Valley Medical Center), 6.25% ..............        2,500,000            5/15/2016               2,293,750
                                                                                                     ------------

PENNSYLVANIA 5.2%

Montgomery County Industrial Development Authority,
Health Facilities Revenue Bonds, Series of 1993,
(ECRI Project), 6.40% .............................          480,000            6/01/2003                 483,307

Montgomery County Higher Education
and Health Authority, Pennsylvania, Northwestern
Corp., 6.50% ......................................        1,140,000            6/01/2004               1,212,812

Pennsylvania Economic Development Financing
Authority, Resource Recovery Revenue Bonds,
(Northampton Generating Project), Series 1994A,
6.40% .............................................        2,500,000            1/01/2009               2,478,125

Pennsylvania Economic Development Financing
Authority, Resource Recovery Revenue Bonds, (Colver
Project), Series 1994D, Subject to AMT, 7.05% .....        1,000,000           12/01/2010               1,020,120

Allegheny County, Pennsylvania, Hospital
Development Authority, Health Center Revenue Bonds,
Series 1998A, (UPMC Health System), MBIA Insured,
4.50% .............................................        2,255,000            8/01/2015               1,887,457

Philadelphia Authority for Industrial Development,
Commercial Development Revenue Refunding Bonds,
(Doubletree Guest Suites Project), Series 1997A,
0.00% .............................................        3,000,000           10/01/2027               2,883,870

Pennsylvania Economic Development Financing
Authority, (Northwestern Human Services, Inc.
Project), Revenue Bonds, 1998 Series A, 5.25% .....        3,000,000            6/01/2028               2,533,620
                                                                                                     ------------
                                                                                                       12,499,311
                                                                                                     ------------

PUERTO RICO 1.1%

Puerto Rico Highway and Transportation Authority,
Transportation Revenue Bonds, (Series A), AMBAC
Insured, 0.00% ....................................        1,765,000            7/01/2016                 676,630

Commonwealth of Puerto Rico, Public Improvement
Refunding Bonds, Series 1999, (General Obligation
Bonds), 5.25%                                              2,000,000            7/01/2017               1,875,920
                                                                                                     ------------
                                                                                                        2,552,550
                                                                                                     ------------

TENNESSEE 2.3%

City of Memphis, Tennessee, Electric System Revenue
Refunding Bonds, Series of 1992, 6.00% ............        2,250,000            1/01/2006               2,368,755

City of Memphis, Tennessee, Water Division Revenue
Refunding Bonds, Series of 1992-A, Pre-Refunded to
1/01/2012 @ 95.75, 6.00% ..........................        3,000,000            1/01/2012               3,129,660
                                                                                                     ------------
                                                                                                        5,498,415
                                                                                                     ------------

TEXAS 5.0%

Texas Municipal Power Agency, Refunding Revenue
Bonds, Series 1991A, AMBAC Insured, 6.75% .........        1,000,000            9/01/2012               1,047,610

Amarillo, Texas, Health Facilities Corporation,
Hospital Revenue Bonds, (Baptist St. Anthony's
Hospital Corporation Project), Series 1998,
FSA Insured, 5.50% ................................        2,830,000            1/01/2014               2,778,579

Harris County, Texas, General Obligation Unlimited
Tax, Refunding and Toll Road Subordinate Lien,
Revenue Bonds, Series 1991, 6.75% .................        5,750,000            8/01/2014               6,053,945

Texas Public Finance Authority, State of Texas
General Obligation Refunding Bonds, Series 1997,
0.00% .............................................        5,000,000           10/01/2014               2,116,050
                                                                                                     ------------
                                                                                                       11,996,184
                                                                                                     ------------

UTAH 1.1%

Intermountain Power Agency, Utah, Power Supply
Revenue Refunding Bonds,
1996 Series A, 6.15% ..............................        2,500,000            7/01/2014               2,564,725
                                                                                                     ------------
Total Municipal Bonds (Cost $235,474,106) ...............................................             237,673,651
                                                                                                     ------------

SHORT-TERM OBLIGATIONS 0.5%

North Central Texas Health Facility Development
Corporation, Hospital Revenue Bonds, (Presbyterian
Medical Center Project), Series 1985C, 3.95% ......     $  1,100,000           12/15/2015(+)         $  1,100,000
                                                                                                     ------------
Total Short-Term Obligations (Cost $1,100,000) ..........................................               1,100,000
                                                                                                     ------------
Total Investments (Cost $236,574,106) - 98.8% ...........................................             238,773,651
Cash and Other Assets, Less Liabilities - 1.2% ..........................................               2,979,403
                                                                                                     ------------
Net Assets - 100.0% .....................................................................            $241,753,054
                                                                                                     ============

Federal Income Tax Information:
At December 31, 1999, the net unrealized appreciation of investments based on cost for
Federal income tax purposes of $236,574,106 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of
value over tax cost ......................................................................           $  6,583,311
Aggregate gross unrealized depreciation for all investments in which there is an excess of
tax cost over value ......................................................................             (4,383,766)
                                                                                                     ------------
                                                                                                     $  2,199,545
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
(+) Interest rate on this obligation may reset daily.
  + The delivery and payment of this security is beyond the normal settlement time.
    The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.
  * A portion of this security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $1,086,180.

The accomapnying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $236,574,106) (Note 1) ...........  $238,773,651
Cash .........................................................       128,220
Interest receivable ..........................................     4,671,584
Receivable for fund shares sold ..............................        87,359
Receivable for securities sold ...............................         5,116
Other assets .................................................        19,018
                                                                ------------
                                                                 243,684,948
LIABILITIES
Payable for securities purchased .............................     1,049,565
Dividends payable ............................................       274,942
Payable for fund shares redeemed .............................       196,065
Accrued management fee (Note 2) ..............................       114,781
Accrued transfer agent and shareholder services
  (Note 2) ...................................................       101,075
Accrued distribution and service fees (Note 4) ...............        87,970
Accrued trustees' fees (Note 2) ..............................        16,458
Other accrued expenses .......................................        91,038
                                                                ------------
                                                                   1,931,894
                                                                ------------
NET ASSETS                                                      $241,753,054
                                                                ============
Net Assets consist of:
  Unrealized appreciation of investments .....................  $  2,199,545
  Accumulated net realized loss ..............................    (3,164,842)
  Paid-in capital ............................................   242,718,351
                                                                ------------
                                                                $241,753,054
                                                                ============
Net Asset Value and redemption price per share of
  Class A shares ($174,255,905 / 22,357,729 shares) ..........         $7.79
                                                                       =====
Maximum Offering Price per share of Class A shares
  ($7.79 / .955) .......                                               $8.16
                                                                       =====
Net Asset Value and offering price per share of
  Class B(1) shares ($7,428,033 / 953,803 shares)* ...........         $7.79
                                                                       =====
Net Asset Value and offering price per share of
  Class B shares ($49,002,055 / 6,288,880 shares)* ...........         $7.79
                                                                       =====
Net Asset Value and offering price per share of
  Class C shares ($2,046,098 / 262,624 shares)* ..............         $7.79
                                                                       =====
Net Asset Value, offering price and redemption price per
  share of Class S shares ($9,020,963 / 1,160,460 shares) ....         $7.77
                                                                       =====

----------------------------------------------------------------------------
*Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 1999

INVESTMENT INCOME
Interest ..................................................... $ 15,752,209
EXPENSES
Management fee (Note 2) ......................................    1,498,106
Transfer agent and shareholder services (Note 2) .............      612,451
Custodian fee ................................................      149,069
Registration fees ............................................       72,680
Reports to shareholders ......................................       54,376
Legal fees ...................................................       34,527
Service fee - Class A (Note 4) ...............................      493,398
Distribution and service fees - Class B(1) (Note 4) ..........       48,593
Distribution and service fees - Class B (Note 4) .............      568,851
Distribution and service fees - Class C (Note 4) .............       27,497
Trustees' fees (Note 2) ......................................       16,458
Audit fee ....................................................       14,047
Miscellaneous ................................................       10,490
                                                               ------------
                                                                  3,600,543
Fees paid indirectly (Note 2) ................................      (15,963)
                                                               ------------
                                                                  3,584,580
                                                               ------------
Net investment income ........................................   12,167,629
                                                               ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments (Notes 1 and 3) .............   (2,872,611)
Net unrealized depreciation of investments ...................  (21,518,684)
                                                               ------------
Net loss on investments ......................................  (24,391,295)
                                                               ------------
Net decrease in net assets resulting from operations ......... $(12,223,666)
                                                               ============

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    YEARS ENDED DECEMBER 31
                                                               --------------------------------
                                                                     1998            1999
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .......................................   $  12,576,196    $  12,167,629
Net realized gain (loss) on investments .....................       1,905,433       (2,872,611)
Net unrealized appreciation (depreciation) of investments ...         983,601      (21,518,684)
                                                                -------------    -------------
Net increase (decrease) resulting from operations ...........      15,465,230      (12,223,666)
                                                                -------------    -------------
Dividends from net investment income:
  Class A ...................................................      (9,924,767)      (9,253,146)
  Class B(1) ................................................            --           (192,041)
  Class B ...................................................      (2,352,161)      (2,240,643)
  Class C ...................................................        (125,835)        (109,322)
  Class S ...................................................        (522,957)        (521,744)
                                                                -------------    -------------
                                                                  (12,925,720)     (12,316,896)
                                                                -------------    -------------
Distributions from net realized gains:
  Class A ...................................................        (994,207)        (107,548)
  Class B(1) ................................................            --             (1,482)
  Class B ...................................................        (303,093)         (31,516)
  Class C ...................................................         (18,821)          (1,853)
  Class S ...................................................         (51,520)          (5,672)
                                                                -------------    -------------
                                                                   (1,367,641)        (148,071)
                                                                -------------    -------------
Net increase (decrease) from fund share transactions (Note 5)       7,442,614      (17,470,478)
                                                                -------------    -------------
Total increase (decrease) in net assets .....................       8,614,483      (42,159,111)
NET ASSETS
Beginning of year ...........................................     275,297,682      283,912,165
                                                                -------------    -------------
End of year (including undistributed net investment income of
  $137,940 and $0, respectively) ............................   $ 283,912,165    $ 241,753,054
                                                                =============    =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1999

NOTE 1
State Street Research Tax-Exempt Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the Fund invests primarily in tax-exempt debt obligations which the investment manager believes will not involve undue risk.

The Fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee equal to 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. DIVIDENDS
Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended December 31, 1999, the Fund has designated as long-term $133,630 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1999, the Fund had a capital loss carryforward of $2,354,630 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2007.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve- month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1999 through December 31, 1999, the Fund incurred net capital losses of approximately $521,000 and it intends to defer and treat such losses as arising in the fiscal year ended December 31, 2000.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended December 31, 1999, there were no loaned securities.

NOTE 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1999, the fees pursuant to such agreement amounted to $1,498,106.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1999, the amount of such expenses was $197,791.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of invested cash balances were used to reduce a portion of the Fund's expense. During the year ended December 31, 1999 the Fund's transfer agent fees were reduced by $15,963 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,458 during the year ended December 31, 1999.

NOTE 3
For the year ended December 31, 1999, purchases and sales of securities, exclusive of short-term obligations, aggregated $67,651,765 and $98,851,505, respectively.

NOTE 4
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1999, fees pursuant to such plans amounted to $493,398, $48,593, $568,851 and $27,497 for Class A, Class B(1), Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $101,969 and $332,107, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1999, and that MetLife Securities, Inc. earned commissions aggregating $182,705 and $10,153 on sales of Class B
(1), and Class B shares, and the Distributor collected contingent deferred sales charges aggregating $20,853, $86,755 and $1,429 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1999, Metropolitan owned 58,578 Class B(1) shares of the Fund.

Share transactions were as follows:

                                                        YEARS ENDED DECEMBER 31
                                 --------------------------------------------------------------
                                              1998                             1999
                                 ----------------------------------  --------------------------
CLASS A                              SHARES          AMOUNT           SHARES         AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold ...................      2,384,602    $ 20,322,663       2,784,790    $ 23,319,872
Issued upon reinvestment of:
  Dividends from net investment
   income .....................        843,691       7,195,609         829,824       6,823,439
  Distributions from net
   realized gains .............         98,948         847,986          10,798          91,782
Shares redeemed ...............     (3,876,779)    (33,042,697)     (5,352,945)    (43,867,939)
                                  ------------    ------------    ------------    ------------
Net decrease ..................       (549,538)   $ (4,676,439)     (1,727,533)   $(13,632,846)
                                  ============    ============    ============    ============

CLASS B(1)                           SHARES          AMOUNT           SHARES         AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold ...................           --      $       --         1,082,836    $  9,016,561
Issued upon reinvestment of:
  Dividend from net investment
   income .....................           --              --            15,240         123,875
  Distribution from net
   realized gains .............           --              --               162           1,378
Shares redeemed ...............           --              --          (144,435)     (1,172,529)
                                  ------------    ------------    ------------    ------------
Net increase ..................           --      $       --           953,803    $  7,969,285
                                  ============    ============    ============    ============

CLASS B                              SHARES          AMOUNT           SHARES         AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold ...................      1,950,304    $ 16,635,836         318,951    $  2,618,460
Issued upon reinvestment of:
  Dividends from net investment
   income .....................        203,518       1,735,440         203,563       1,672,239
  Distributions from net
   realized gains .............         29,605         253,723           3,151          26,778
Shares redeemed ...............     (1,115,290)     (9,508,658)     (1,664,723)    (13,675,975)
                                  ------------    ------------    ------------    ------------
Net increase (decrease) .......      1,068,137    $  9,116,341      (1,139,058)   $ (9,358,498)
                                  ============    ============    ============    ============

CLASS C                              SHARES          AMOUNT           SHARES         AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold ...................        334,346    $  2,880,497          95,110    $    775,305
Issued upon reinvestment of:
  Dividends from net investment
   income .....................          7,520          64,226           7,913          65,644
  Distributions from net
   realized gains .............          1,512          12,962             143           1,217
Shares redeemed ...............       (210,631)     (1,802,314)       (306,854)     (2,544,914)
                                  ------------    ------------    ------------    ------------
Net increase (decrease) .......        132,747    $  1,155,371        (203,688)   $ (1,702,748)
                                  ============    ============    ============    ============

CLASS S                              SHARES          AMOUNT           SHARES         AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold ...................        574,641    $  4,884,889         555,027    $  4,645,771
Issued upon reinvestment:
  Dividends from net investment
   income .....................         30,944         263,059          30,227         248,226
  Distributions from net
   realized gains .............          3,380          28,899             365           3,097
Shares redeemed ...............       (390,950)     (3,329,506)       (682,119)     (5,642,765)
                                  ------------    ------------    ------------    ------------
Net increase (decrease) .......        218,015    $  1,847,341         (96,500)   $   (745,671)
                                  ============    ============    ============    ============

-------------------------------------------------------------------------------------------------------

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                CLASS A
                                               -------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31
                                               -------------------------------------------------------------------
                                                      1995          1996          1997         1998          1999
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                7.46          8.26          8.10          8.51          8.54
                                                ----------    ----------    ----------    ----------    ----------
  Net investment income ($)                           0.39          0.39          0.40          0.40          0.39
  Net realized and unrealized gain (loss) on
    investments and futures contracts ($)             0.82         (0.16)         0.40          0.08         (0.75)
                                                ----------    ----------    ----------    ----------    ----------
TOTAL FROM INVESTMENT OPERATIONS ($)                  1.21          0.23          0.80          0.48         (0.36)
                                                ----------    ----------    ----------    ----------    ----------
  Dividends from net investment income ($)           (0.41)        (0.39)        (0.39)        (0.41)        (0.39)
  Distributions from net realized gains ($)           --            --            --           (0.04)        (0.00)
                                                ----------    ----------    ----------    ----------    ----------
TOTAL DISTRIBUTIONS ($)                              (0.41)        (0.39)        (0.39)        (0.45)        (0.39)
                                                ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR ($)                      8.26          8.10          8.51          8.54          7.79
                                                ==========    ==========    ==========    ==========    ==========
Total return (%)(a)                                  16.58          2.93         10.17          5.79         (4.34)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)            253,402       223,407       209,552       205,773       174,256
Ratio of operating expenses to average net
  assets (%)                                          1.13          1.04          1.08          1.03          1.15
Ratio of operating expenses to average net
  assets after expense reduction (%)                  1.13          1.04          1.08          1.02          1.15
Ratio of net investment income to average net
  assets (%)                                          4.95          4.82          4.91          4.69          4.64
Portfolio turnover rate (%)                          97.32        125.24         60.48         36.22         24.60

                                                                                                         CLASS B(1)
                                                                                                     -------------------
                                                                                                        PERIOD ENDED
                                                                                                     DECEMBER 31, 1999(B)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                                                                      8.54
                                                                                                          --------
  Net investment income ($)                                                                                   0.32
  Net realized and unrealized loss on investments and futures contracts ($)                                  (0.74)
                                                                                                          --------
TOTAL FROM INVESTMENT OPERATIONS ($)                                                                         (0.42)
                                                                                                          --------
  Dividends from net investment  income ($)                                                                  (0.33)
  Distribution from net realized gains ($)                                                                   (0.00)
                                                                                                          --------
TOTAL DISTRIBUTIONS ($)                                                                                      (0.33)
                                                                                                          --------
NET ASSET VALUE, END OF PERIOD ($)                                                                            7.79
                                                                                                          ========
Total return (%)(a)                                                                                          (5.05)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                                                                    7,428
Ratio of operating expenses to average net assets (%)                                                         1.90
Ratio of operating expenses to average net assets after expense reduction (%)                                 1.90
Ratio of net investment income to average net assets (%)                                                      3.89
Portfolio turnover rate (%)                                                                                  24.60
----------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges.
(b) January 1, 1999 (commencement of shares class) to December 31, 1999.

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                                   CLASS B
                                                -----------------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31
                                                -----------------------------------------------------------------------------
                                                       1995              1996            1997            1998            1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                 7.46              8.26            8.10            8.51            8.54
                                                       ----              ----            ----            ----            ----
  Net investment income ($)                            0.33              0.32            0.34            0.34            0.32
  Net realized and unrealized gain (loss) on
    investments and futures contracts ($)              0.82             (0.15)           0.40            0.08           (0.74)
                                                       ----              ----            ----            ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)                   1.15              0.17            0.74            0.42           (0.42)
                                                       ----              ----            ----            ----            ----
  Dividends from net investment income ($)            (0.35)            (0.33)          (0.33)          (0.35)          (0.33)
  Distributions from net realized gains ($)            --                --              --             (0.04)          (0.00)
                                                       ----              ----            ----            ----            ----
TOTAL DISTRIBUTIONS ($)                               (0.35)            (0.33)          (0.33)          (0.39)          (0.33)
                                                       ----              ----            ----            ----            ----
NET ASSET VALUE, END OF YEAR ($)                       8.26              8.10            8.51            8.54            7.79
                                                       ====              ====            ====            ====            ====
Total return (%)(a)                                   15.72              2.15            9.35            5.01           (5.05)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)              51,827            51,710          54,093          63,445          49,002
Ratio of operating expenses to average net
  assets (%)                                           1.88              1.79            1.83            1.78            1.90
Ratio of operating expenses to average net
  assets after expense reduction (%)                   1.88              1.79            1.83            1.77            1.90
Ratio of net investment income to average net
  assets (%)                                           4.19              4.07            4.15            3.93            3.88
Portfolio turnover rate (%)                           97.32            125.24           60.48           36.22           24.60

                                                                                   CLASS C
                                                -----------------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31
                                                -----------------------------------------------------------------------------
                                                       1995              1996            1997            1998            1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                 7.46              8.25            8.10            8.50            8.54
                                                       ----              ----            ----            ----            ----
  Net investment income ($)                            0.33              0.32            0.34            0.33            0.32
  Net realized and unrealized gain (loss) on
    investments and futures contracts ($)              0.81            (0.14)            0.39            0.10           (0.74)
                                                       ----              ----            ----            ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)                   1.14              0.18            0.73            0.43           (0.42)
                                                       ----              ----            ----            ----            ----
  Dividends from net investment income ($)            (0.35)            (0.33)          (0.33)          (0.35)          (0.33)
  Distributions from net realized gains ($)            --                --              --             (0.04)          (0.00)
                                                       ----              ----            ----            ----            ----
TOTAL DISTRIBUTIONS ($)                               (0.35)            (0.33)          (0.33)          (0.39)          (0.33)
                                                       ----              ----            ----            ----            ----
NET ASSET VALUE, END OF YEAR ($)                       8.25              8.10            8.50            8.54            7.79
                                                       ====              ====            ====            ====            ====
Total return (%)(a)                                   15.58              2.28            9.23            5.14           (5.04)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)               4,183             2,889           2,836           3,982           2,046
Ratio of operating expense to average net
  assets (%)                                           1.88              1.79            1.83            1.78            1.90
Ratio of operating expense to average net
  assets after expense reduction (%)                   1.88              1.79            1.83            1.77            1.90
Ratio of net investment income to average net
  assets (%)                                           4.13              4.06            4.16            3.86            3.88
Portfolio turnover rate (%)                           97.32            125.24           60.48           36.22           24.60
------------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH TAX-EXEMPT FUND
                                                                                   CLASS S
                                                -----------------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31
                                                -----------------------------------------------------------------------------
                                                       1995              1996            1997            1998            1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                 7.45              8.24            8.09            8.49            8.52
                                                       ----              ----            ----            ----            ----
  Net investment income ($)                            0.40              0.39            0.42            0.42            0.40
  Net realized and unrealized gain (loss) on
    investments and futures contracts ($)              0.81            (0.13)            0.39            0.08           (0.74)
                                                       ----              ----            ----            ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)                   1.21              0.26            0.81            0.50           (0.34)
                                                       ----              ----            ----            ----            ----
  Dividends from net investment income ($)            (0.42)            (0.41)          (0.41)          (0.43)          (0.41)
  Distributions from net realized gains ($)            --                --              --             (0.04)          (0.00)
                                                       ----              ----            ----            ----            ----
TOTAL DISTRIBUTIONS ($)                               (0.42)            (0.41)          (0.41)          (0.47)          (0.41)
                                                       ----              ----            ----            ----            ----
NET ASSET VALUE, END OF YEAR ($)                       8.24              8.09            8.49            8.52            7.77
                                                       ====              ====            ====            ====            ====
Total return (%)(a)                                   16.76              3.30           10.33            6.07           (4.11)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)              22,614             8,990           8,817          10,713           9,021
Ratio of operating expenses to average net
  assets (%)                                           0.88              0.79            0.83            0.78            0.90
Ratio of operating expenses to average net
  assets after expense reduction (%)                   0.88              0.79            0.83            0.77            0.90
Ratio of net investment income to average net
  assets (%)                                           4.85              5.04            5.15            4.93            4.88
Portfolio turnover rate (%)                           97.32            125.24           60.48           36.22           24.60
------------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
TAX-EXEMPT TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Tax- Exempt Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Tax-Exempt Fund had a challenging year. Class A shares returned -4.34% for the 12 months ended December 31, 1999 [does not reflect sales charge]. That was better than the Lipper General Municipal Debt Fund Average, which lost -4.63%. However, the Fund underperformed the Lehman Brothers Municipal Bond Index, which returned -2.06% for the same period.

The Fund invests in tax-exempt debt obligations with an emphasis on research to maximize return and manage risk.

The manager's decision to lengthen duration hurt performance relative to the Fund's peer group. However, performance was aided by security selection. Credit research helped the manager identify segments of the market where fundamentals were improving.

December 31, 1999

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) share or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the Fund's returns may have been lower. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Lehman Brothers Municipal Bond Index is comprised of 8,000 fixed-rate investment- grade municipal bonds, all from issues larger than $50 million and with maturities greater than two years. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                   CHANGE IN VALUE OF $10,000 BASED ON THE
               LEHMAN BROTHERS MUNICIPAL BOND INDEX COMPARED TO
                     CHANGE IN VALUE OF $10,000 INVESTED
                              IN TAX-EXEMPT FUND

Class A

                        Tax-Exempt                    Lehman Brothers
                          Fund                      Municipal Bond Index
                          ----                      --------------------
12/88                   $ 9,550                           $10,000
12/89                     9,550                            10,000
12/90                    10,011                            10,729
12/91                    11,192                            12,031
12/92                    12,236                            13,092
12/93                    13,718                            14,700
12/94                    12,772                            13,940
12/95                    14,889                            16,374
12/96                    15,325                            17,099
12/97                    16,884                            18,671
12/98                    17,862                            19,880
12/99                    17,086                            19,472

Class B(1)

                        Tax-Exempt                    Lehman Brothers
                          Fund                      Municipal Bond Index
                          ----                      --------------------
12/88                   $10,000                           $10,000
12/89                    10,000                            10,000
12/90                    10,483                            10,729
12/91                    11,720                            12,031
12/92                    12,812                            13,092
12/93                    14,305                            14,700
12/94                    13,219                            13,940
12/95                    15,296                            16,374
12/96                    15,625                            17,099
12/97                    17,086                            18,671
12/98                    17,944                            19,880
12/99                    17,036                            19,472

Class B

                        Tax-Exempt                    Lehman Brothers
                          Fund                      Municipal Bond Index
                          ----                      --------------------
12/88                   $10,000                           $10,000
12/89                    10,000                            10,000
12/90                    10,483                            10,729
12/91                    11,720                            12,031
12/92                    12,812                            13,092
12/93                    14,305                            14,700
12/94                    13,219                            13,940
12/95                    15,296                            16,374
12/96                    15,625                            17,099
12/97                    17,086                            18,671
12/98                    17,944                            19,880
12/99                    17,036                            19,472

Class C

                        Tax-Exempt                    Lehman Brothers
                          Fund                      Municipal Bond Index
                          ----                      --------------------
12/88                   $10,000                           $10,000
12/89                    10,000                            10,000
12/90                    10,483                            10,729
12/91                    11,720                            12,031
12/92                    12,812                            13,092
12/93                    14,303                            14,700
12/94                    13,217                            13,940
12/95                    15,276                            16,374
12/96                    15,624                            17,099
12/97                    17,066                            18,671
12/98                    17,942                            19,880
12/99                    17,037                            19,472

Class S

                        Tax-Exempt                    Lehman Brothers
                          Fund                      Municipal Bond Index
                          ----                      --------------------
12/88                   $10,000                           $10,000
12/89                    10,000                            10,000
12/90                    10,483                            10,729
12/91                    11,720                            12,031
12/92                    12,812                            13,092
12/93                    14,351                            14,700
12/94                    13,219                            13,409
12/95                    15,656                            16,374
12/96                    16,173                            17,099
12/97                    17,845                            18,671
12/98                    18,929                            19,880
12/99                    18,150                            19,472

                -- Tax-Exempt Fund      -- Lehman Brothers Municipal Bond Index

STATE STREET RESEARCH TAX-EXEMPT FUND

---------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH TAX-EXEMPT TRUST
---------------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
NEW YORK TAX-FREE FUND                     Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PAUL J. CLIFFORD, JR.                  Management Company
State Street Research &                    Vice President
Management Company                                                                BRUCE R. BOND
One Financial Center                       JOHN H. KALLIS                         Former Chairman of the Board,
Boston, MA 02111                           Vice President                         Chief Executive Officer and
                                                                                  President, PictureTel Corporation
DISTRIBUTOR                                THOMAS A. SHIVELY
State Street Research                      Vice President                         STEVE A. GARBAN
Investment Services, Inc.                                                         Former Senior Vice President
One Financial Center                       GERARD P. MAUS                         for Finance and Operations and
Boston, MA 02111                           Treasurer                              Treasurer, The Pennsylvania
                                                                                  State University
SHAREHOLDER SERVICES                       JOSEPH W. CANAVAN
State Street Research                      Assistant Treasurer                    MALCOLM T. HOPKINS
Service Center                                                                    Former Vice Chairman of the
P.O. Box 8408                              DOUGLAS A. ROMICH                      Board and Chief Financial
Boston, MA 02266-8408                      Assistant Treasurer                    Officer, St. Regis Corp.
1-800-562-0032
                                           FRANCIS J. MCNAMARA, III               DEAN O. MORTON
CUSTODIAN                                  Secretary and General Counsel          Former Executive Vice President,
State Street Bank and                                                             Chief Operating Officer
Trust Company                              DARMAN A. WING                         and Director, Hewlett-Packard
225 Franklin Street                        Assistant Secretary and                Company
Boston, MA 02110                           Assistant General Counsel
                                                                                  SUSAN M. PHILLIPS
LEGAL COUNSEL                              AMY L. SIMMONS                         Dean, School of Business and
Goodwin, Procter & Hoar LLP                Assistant Secretary                    Public Management, George
Exchange Place                                                                    Washington University; former
Boston, MA 02109                                                                  Member of the Board of Governors
                                                                                  of the Federal Reserve System and
INDEPENDENT ACCOUNTANTS                                                           Chairman and Commissioner of
PricewaterhouseCoopers LLP                                                        the Commodity Futures Trading
160 Federal Street                                                                Commission
Boston, MA 02110
                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  Founders Investments Ltd.
                                                                                  President,
                                                                                  The Glen Ellen Company

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH TAX-EXEMPT FUND                          ------------
One Financial Center                                             Bulk Rate
Boston, MA 02111                                               U.S. Postage
                                                                  PAID
                                                                Canton, MA
                                                                Permit #313
                                                               ------------

STATE STREET RESEARCH
[75 YEARS logo]
LASTING VALUE
-------------
LEADING IDEAS

QUESTIONS? COMMENTS?

CALL us at 1-800-562-0032 or
     [hearing-impaired 1-800-676-7876]
     [Chinese and Spanish-speaking 1-888-638-3193]
E-MAIL us at:
     info@ssrfunds.com
INTERNET site:
     www.ssrfunds.com
WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Tax-Exempt Fund prospectus.

When used after March 31, 2000, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp0201)SSR-LD                                    TE-1222-0200

-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                             NEW YORK TAX-FREE FUND
                             ----------------------

                               ANNUAL REPORT

                               December 31, 1999

                               --------------------
                                  WHAT'S INSIDE
                               --------------------

`                             FROM THE CHAIRMAN

                              Another good year for the
                              U.S. economy

                              PORTFOLIO MANAGER'S REVIEW

                              A challenging environment for
                              municipal bonds

                              FUND INFORMATION

                              Facts and figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

                                                      ------------------------
                                                               DALBAR
                                                       HONORS COMMITMENT TO:
                                                      FINANCIAL INTERMEDIARIES
                                                               1999
                                                      ------------------------

                                                          For Excellence
                                                                in
                                                              Service

[LOGO] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:

Another good year for the U.S. economy has extended America's cycle of prosperity to nine consecutive years. Gross domestic product, a measure of goods and services produced in the U.S., rose at an estimated annual rate of 4.0%. Personal income has risen and consumer spending has been strong. Inflation remained relatively low as productivity gains offset wage gains. However, the Consumer Price Index moved up one full percentage point from 1.6% to 2.6%. The Federal Reserve Board responded to these indicators of strength by raising short-term interest rates by 3/4% in three 1/4% steps in the second half of the year.

STOCKS
The U.S. stock market delivered another year of double-digit gains. The S&P 500(1) rose 21.0% during the 12-month period ended December 31, 1999. However, S&P 500 technology stocks accounted for a disproportionate share of those gains. Technology stocks in the S&P 500 gained 74.6%. Non- technology S&P 500 stocks gained only 4.5%. The technology-heavy Nasdaq gained 85.6% for the year.

BONDS
The bond market was hurt by the Federal Reserve Board's interest-rate hikes and by factors associated with Y2K. Fears that issuers would go to the market with their debt issues early in the year drove yields up and bond prices down. However, those fears were not realized, and the market began to close the yield gap in the second half of the year. In this environment, mortgage bonds held up better than government and corporate bonds. High yield bonds finished the year ahead of other bond sectors, but with modest single-digit results.

INTERNATIONAL
Economic growth around the globe was better than expected. In Asia and certain emerging markets, economies rebounded from last year's currency woes faster than anticipated. Japan has shown the first signs of real progress in revitalizing its economy in nearly a decade. That was reflected in strong stock market performance for the year, especially among small Japanese companies. Europe delivered generally favorable results as did the emerging markets of Latin America.

OUTLOOK AND OPPORTUNITIES
As we enter the year 2000, many markets are poised for growth. However, there are also areas, such as the technology sector in the U.S., where extraordinarily high valuations suggest caution in the months ahead. Now is a good time to consult your financial professional about the strategies that make sense for your personal portfolio.

And, as always, we thank you for investing in State Street Research.

    Sincerely,

/s/ Ralph F. Verni

    Ralph F. Verni
    Chairman

    December 31, 1999


(1) The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Municipal Bond Index is comprised of 8,000 fixed-rate investment grade municipal bonds, all from issuers larger than $50 million and with maturities greater than two years. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

(2)-5.58% for Class B(1) shares; -5.58% for Class B shares; -5.46% for Class C shares; -4.63% for Class S shares.

(3)Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume rein- vestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(4)Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5)The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1999)
--------------------------------------------------------------------------------

Total Value of $10,000 Invested on 12/31/89(3)
(Class A shares, at maximum applicable sales charge)

12/89              $ 9,550
12/90                9,866
12/91               11,235
12/92               12,254
12/93               13,869
12/94               13,032
12/95               15,001
12/96               15,552
12/97               16,987
12/98               17,993
12/99               17,116


AVERAGE ANNUAL TOTAL RETURNS
(at maximum applicable sales charge)(3)(4)(5)
--------------------------------------------------------

                     10 YEARS    5 YEARS      1 YEAR
--------------------------------------------------------
Class A               5.52%       4.64%       - 9.15%
--------------------------------------------------------
Class B(1)            5.49%       4.49%       -10.11%
--------------------------------------------------------
Class B               5.49%       4.49%       -10.11%
--------------------------------------------------------
Class C               5.50%       4.84%       - 6.37%
--------------------------------------------------------
Class S               6.19%       5.86%       - 4.63%
--------------------------------------------------------
Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                                        TAXABLE
                                    EQUIVALENT YIELD
                                      (36% federal
                        YIELD         tax bracket)
-----------------------------------------------------
Class A                 4.68%            7.31%
-----------------------------------------------------
Class B(1)              4.13%            6.45%
-----------------------------------------------------
Class B                 4.13%            6.45%
-----------------------------------------------------
Class C                 4.13%            6.45%
-----------------------------------------------------
Class S                 5.14%            8.03%
-----------------------------------------------------
Yield is based on net investment income for the 30 days ended December 31, 1999. A small portion of the fund's income may be subject to state and local tax; investors should consult their tax adviser.

PORTFOLIO MANAGER'S REVIEW

New York Tax-Free Fund: A challenging environment for municipal bonds


[Photo of Paul Clifford]

       Paul Clifford
     Portfolio Manager

We spoke with Paul Clifford, portfolio manager of State Street Research New York Tax-Free Fund, about the Fund's performance for the year ended December 31, 1999 and his views on the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a disappointing year for the Fund. Class A shares returned -4.87% for the 12 months ended December 31, 1999 [does not reflect sales charge].(2) That was slightly better than the Lipper New York Municipal Debt Funds Average, which returned -4.89%. However, the Fund underperformed the Lehman Brothers Municipal Bond Index(1), which returned -2.06% for the same period.

Q: WHAT FACTORS HURT PERFORMANCE IN 1999?
A: During the first five months of the year we lengthened the Fund's duration. (Duration is a measure of a fund's sensitivity to changing interest rates.) When interest rates decline, longer duration can help return. However, when interest rates rise - as they did in 1999 -- it hurts all bond funds, but particularly a fund with longer duration.

Q: WHY DID YOU LENGTHEN DURATION?
A: At the beginning of 1999, our view was that interest rates were positioned to decline. However, higher-than- expected economic growth put the Federal Reserve Board on guard about inflation, and interest rates moved up, not down.

Q: BESIDES INTEREST RATES, WHAT OTHER FACTORS AFFECTED THE MUNICIPAL BOND
   MARKET?
A: In general, New York municipal bond funds were hurt by a poor technical environment. In other words, there were too many sellers and too few buyers during most of the year. Liquidity in the market was poor overall as cash flowed out of many municipal bond funds and into other areas of the market where investors were attracted to higher returns.

Q: DID YOU SHIFT YOUR STRATEGY AS THE ENVIRONMENT CHANGED?
A: Yes. As it became apparent that the economy was getting stronger, not weaker, we shortened the Fund's duration. We also improved the portfolio's liquidity - we sold some of the Fund's less liquid market discount bonds - at mid-year. This was due to our concern about the market's liquidity as we closed in on the end of the year.

Q:  WHAT FACTORS HELPED PERFORMANCE DURING THE YEAR?
A: Shorter duration helped the Fund in the second half of the year. Plus, our credit research helped us identify opportunities that delivered attractive gains. For example, we invested in New York state mortgage revenue bonds, which delivered strong performance. The Fund also benefited from its investment in Syracuse, New York airport bonds. Their credit fundamentals improved over the year, raising the value of our investment.

Q: HOW HAVE YOU POSITIONED THE PORTFOLIO FOR THE PERIOD AHEAD?
A: We believe the U.S. and New York state economies are still very strong. That could force the Federal Reserve Board to raise interest rates more aggressively in the year ahead than they did in 1999. As a result, we remain duration neutral. In other words, we are neither short nor long compared to other, similar funds. We will continue to seek opportunities with strong credit fundamentals and good liquidity.

December 31, 1999

------------------------------------------------------------------------------

BOND QUALITY RATINGS*
(by percentage of long-term investments)

AAA                      38%
AA                       15%
A                        18%
BBB                      20%
BB                        9%

As rated by Standard & Poor's Corporation or Moody's Investors Service, Inc. *17% of the above bonds were not rated but were included among relevant rating categories as determined by the Fund's manager.

TOP 5 SECTORS
(by percentage of net assets)

GENERAL OBLIGATION                 15.9%
LEASE                              13.1%
LIFE CARE                           8.9%
WATER & SEWER                       7.8%
COLLEGE & UNIVERSITY                7.2%

Total: 52.9%

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1999

                                                            PRINCIPAL           MATURITY           VALUE
                                                              AMOUNT               DATE           (NOTE 1)
-----------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS 98.3%
GENERAL OBLIGATION 15.9%

City of New York, General Obligation Bonds, Fiscal
1995 Series F, 6.375% ..............................        $   815,000          2/15/2006      $   864,837

County of Onondaga, New York, General Improvement
(Serial) Bonds, 1992, 5.70% ........................          2,000,000          4/01/2007        2,081,520

Commonwealth of Puerto Rico, General Obligation
Public Improvement Refunding Bonds, Series 1998, 5.25%        1,000,000          7/01/2012          982,930

County of Nassau, New York, General Obligation
Refunding Bonds, Series G, MBIA Insured, 5.45% .....          1,000,000          1/15/2015          971,040

Commonwealth of Puerto Rico, General Obligation
Public Improvement Refunding Bonds, Series 1995A,
MBIA Insured, 5.65% ................................          1,000,000          7/01/2015        1,006,160

County of Monroe, New York, Public Improvement
Refunding Bonds, Series A, 6.00% ...................          1,535,000          3/01/2017        1,578,057

Commonwealth of Puerto Rico, General Obligation
Refunding Bonds, Series 1999, MBIA Insured, 0.00% ..          1,000,000          7/01/2017          358,650

City of New York, General Obligation Refunding
Bonds, Series H, 6.00% .............................          1,500,000          8/01/2017        1,498,305

County of Orange, New York, Various Purposes Serial
Bonds-1997, 5.125% .................................          1,000,000          9/01/2019          892,300

                                                                                                -----------
                                                                                                 10,233,799
                                                                                                -----------
AIRPORT 1.5%

Port Authority of New York and New Jersey, Special
Project Bonds, Series 6, JFK International Air
Terminal LLC Project, MBIA Insured, Subject to AMT,
5.75% ..............................................          1,000,000         12/01/2022          952,310
                                                                                                -----------
CERTIFICATES OF PARTICIPATION 1.9%

City of Syracuse, New York, (Syracuse Hancock
International Airport), Certificates of
Participation, Series 1992, Subject to AMT, 6.60% ..          1,185,000          1/01/2006        1,236,903
                                                                                                -----------
COLLEGE & UNIVERSITY 7.2%

Dormitory Authority of the State of New York, Mt ...
Sinai School of Medicine,
Series B, MBIA Insured, 5.70% ......................          1,000,000          7/01/2011        1,028,880

Dormitory Authority of the State of New York,
Canisius College, Revenue Bonds, Series 1995, CapMAC
Insured, 0.00% .....................................          1,550,000          7/01/2013          718,673

Dormitory Authority of the State of New York,
Montefiore Medical Center, FHA-Insured Mortgage
Hospital Revenue Bonds, Series 1996, AMBAC Insured,
5.25% ..............................................          2,000,000          2/01/2015        1,865,620

Dormitory Authority of the State of New York, City
University System Consolidated, Series A, AMBAC
Insured, 5.625% ....................................          1,000,000          7/01/2016          990,990
                                                                                                -----------
                                                                                                  4,604,163
                                                                                                -----------
HOSPITAL/HEALTH CARE 6.8%

Dormitory Authority of the State of New York, Nyack
Hospital Revenue Bonds, Series 1996, 6.00% .........          1,500,000          7/01/2006        1,507,980

Dormitory Authority of the State of New York, Mental
Health Services Facilities Improvement Revenue
Bonds, Series 1997B, 5.50% .........................          1,000,000          8/15/2017          944,980

County of Suffolk, New York, Industrial Development
Agency, Civic Facility Revenue Bonds, Series 1999A,
(The Southampton Hospital Association Civic
Facility), 7.25% ...................................          2,000,000          1/01/2030        1,875,340

                                                                                                -----------
                                                                                                  4,328,300
                                                                                                -----------
INDUSTRIAL DEVELOPMENT & POLLUTION CONTROL 3.1%

City of New York, Industrial Development Agency,
Special Facility Revenue Bonds, 1997 Northwest
Airlines, Inc. Project, 6.00% ......................          1,245,000          6/01/2027        1,113,404

City of New York, Industrial Development Agency,
Revenue Bonds, (Brooklyn Navy Yard Cogeneration
Partners, L.P. Project), Series 1997, Subject to
AMT, 5.65% .........................................          1,000,000         10/01/2028          863,350

                                                                                                -----------
                                                                                                  1,976,754
                                                                                                -----------
LEASE 13.1%

Lyons Community Health Initatives Corp., Facility
Revenue Bonds, Series 1994, 6.55% ..................            470,000          9/01/2009          479,066

Dormitory Authority of the State of New York, State
University Educational Facilities, Revenue Bonds,
Series 1993 A, 5.50% ...............................          2,500,000          5/15/2019        2,333,400

Lyons Community Health Initiatives Corp., (New
York), Facility Revenue Bonds,
Series 1994, 6.80% .................................            940,000          9/01/2024          960,013

State of New York, Urban Development Corporation,
Correctional Capital Facilities, Series 6, FSA
Insured, 5.375% ....................................          2,000,000          1/01/2025        1,810,500

State of New York, Urban Development Corporation,
Corporate Purpose Subordinate Lien Bonds, 5.60% ....          1,000,000          7/01/2026          921,200

The Trust for Cultural Resources of the City of New
York, Revenue Bonds, Series 1999A, (American Museum
of Natural History), AMBAC Insured, 5.75% ..........          2,000,000          7/01/2029        1,907,360

                                                                                                -----------
                                                                                                  8,411,539
                                                                                                -----------
LIFE CARE 8.9%

Tompkins County Industrial Development Agency, Life
Care Community Revenue Bonds, 1994 (Kendal at Ithaca
Inc., Project), 7.70% ..............................          1,430,000          6/01/2011        1,495,136
City of Mount Vernon, New York, Industrial
Development Agency, Civic Facility Revenue Bonds,
Series 1999, (Wartburg Senior Housing Incorporated/
Meadowview at the Wartburg Civic Facility), 6.15% ..          1,000,000          6/01/2019          902,610

County of Suffolk, New York, Industrial Development
Agency, Continuing Care Retirement Community, First
Mortgage Fixed Rate Revenue Bonds, (Jefferson's
Ferry Project-Series 1999A), 7.20% .................          1,500,000         11/01/2019        1,464,270

Tompkins County Industrial Development Agency, Life
Care Community Revenue Bonds, 1994 (Kendal at Ithaca
Inc., Project), 7.875% .............................          1,000,000          6/01/2024        1,044,190

Orange County Industrial Development Agency, Life
Care Community Revenue Bonds, (The Glen Arden, Inc.
Project), Series 1998, 5.70% .......................          1,000,000          1/01/2028          815,320
                                                                                                -----------
                                                                                                  5,721,526
                                                                                                -----------
MULTI-FAMILY HOUSING 1.6%

New York State Housing Finance Agency, Multi-Family
Housing Revenue Bonds, (Secured Mortgage Program),
1992 Series F, Subject to AMT, 6.625% ..............          1,000,000          8/15/2012        1,036,990
                                                                                                -----------
POWER 6.4%

Power Authority of the State of New York, General
Purpose Bonds, Series W, 6.50% .....................          1,150,000          1/01/2008        1,246,324

Long Island Power Authority, Electric System General
Revenue Bonds,
Series 1999A, AMBAC Insured, 5.50% .................          2,000,000         12/01/2011        2,015,540

Long Island Power Authority, Electric System General
Revenue Bonds, Series 1998A, FSA Insured, 0.00% ....          2,000,000         12/01/2014          844,320
                                                                                                -----------
                                                                                                  4,106,184
                                                                                                -----------
PRE-REFUNDED BONDS 6.5%

City of New York, General Obligation Bonds, Fiscal
1995 Series F, Pre-Refunded to 2/15/2005 @ 101,
6.375% .............................................          1,095,000          2/15/2006        1,173,676

Grand Central District Management Association, Inc.,
Grand Central Business Improvement District, Capital
Improvement Bonds, Series 1992, Pre-Refunded to
1/1/2002 @ 102, 6.50% ..............................          1,000,000          1/01/2010        1,053,590

New York State Thruway Authority, Service Contract
Revenue Bonds, Pre-Refunded to 4/1/2005 @ 102, 6.25%
 . ..................................................          1,000,000          4/01/2014        1,075,220

Town of Clifton Park Water Authority, (New York),
Water System Revenue Bonds, 1991 Series A, FGIC
Insured, Pre-Refunded to 10/1/2001 @ 102, 6.375% ...            800,000         10/01/2026          849,784
                                                                                                -----------
                                                                                                  4,152,270
                                                                                                -----------
SINGLE-FAMILY HOUSING 5.7%

State of New York Mortgage Agency, Homeowner
Mortgage Revenue Bonds, Series 45, 7.20% ...........          2,000,000         10/01/2017        2,096,060

State of New York Mortgage Agency, Homeowner
Mortgage Revenue Bonds, Series 55, 5.95% ...........          1,550,000         10/01/2017        1,553,828
                                                                                                -----------
                                                                                                  3,649,888
                                                                                                -----------
SPECIAL/SALES TAX 1.5%

Virgin Islands Public Finance Authority, Revenue
Bonds, (Virgin Islands Gross Receipts Taxes Loan
Note), Series 1999A, 6.375% ........................          1,000,000         10/01/2019          976,320
                                                                                                -----------
STRUCTURED FINANCINGS 4.8%

Port Authority of New York and New Jersey, Special
Project Bonds, Series 4, KIAC Partners Project,
Subject to AMT, 6.75% ..............................          3,000,000         10/01/2011        3,099,450
                                                                                                -----------
TOLL ROADS/TURNPIKE AUTHORITIES 1.5%

New York State Thruway Authority, Local Highway and
Bridge Service Contract Bonds, Series 1999, 5.75% ..          1,000,000          4/01/2019          942,240
                                                                                                -----------
TRANSIT/HIGHWAY 4.1%

Triborough Bridge and Tunnel Authority, General
Purpose Revenue Bonds,
Series 1994 A, 6.00% ...............................          2,500,000          1/01/2010        2,648,275
                                                                                                -----------
WATER & SEWER 7.8%

City of Niagara Falls, Niagara County, New York,
Water Treatment Plant Bonds, Series 1994, MBIA
Insured, Subject to AMT, 8.50% .....................          1,000,000         11/01/2006        1,188,650

New York State Environmental Facilities Corporation,
State Water Pollution Control, Revolving Fund
Revenue Bonds, Series 1994 D, (Pooled Loan Issue),
6.70% ..............................................          2,000,000         11/15/2009        2,185,500

Commonwealth of Puerto Rico, Aqueduct and Sewer
Authority, General Revenue Bonds, 6.25% ............          1,525,000          7/01/2012        1,635,898
                                                                                                -----------
                                                                                                  5,010,048
                                                                                                -----------
Total Municipal Bonds (Cost $62,571,594) ...........                                             63,086,959
                                                                                                -----------
SHORT-TERM OBLIGATIONS 0.6%

Lone Star Airport Improvement Authority, Inc.,
Multiple Mode Demand Revenue Bonds, (American
Airlines, Inc. Project), Series A-2, 4.80% .........            300,000        12/01/2014(+)        300,000

State of New York, Job Development Authority, Series
A-1, 5.00% .........................................            100,000         3/01/2005(+)        100,000
                                                                                                -----------
Total Short-Term Obligations (Cost $400,000) .......                                                400,000
                                                                                                -----------
Total Investments (Cost $62,971,594) - 98.9% .......                                             63,486,959
Cash and Other Assets, Less Liabilities - 1.1% .....                                                735,376
                                                                                                -----------
Net Assets - 100.0% ................................                                            $64,222,335
                                                                                                ===========

Federal Income Tax Information:

At December 31, 1999, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $62,971,594 was as follows:

Aggregate gross unrealized appreciation for all investments in which
  there is an excess of value over tax cost ..........................................         $  1,493,740

Aggregate gross unrealized depreciation for all investments in which
  there is an excess of tax cost over value ..........................................             (978,375)
                                                                                                -----------
                                                                                                $   515,365
                                                                                                ===========
-----------------------------------------------------------------------------------------------------------
(+) Interest rates on these obligations may reset daily.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1999

Assets
Investments, at value (Cost $62,971,594) (Note 1).............    $63,486,959
Cash..........................................................         41,160
Receivable for securities sold................................      2,021,460
Interest receivable...........................................      1,141,376
Receivable from Distributor (Note 3)..........................         21,655
Receivable for fund shares sold...............................          7,710
Other assets..................................................          8,544
                                                                 -------------
                                                                   66,728,864
Liabilities
Payable for securities purchased..............................      2,083,640
Payable for fund shares redeemed..............................        216,496
Dividends payable.............................................         49,962
Accrued transfer agent and shareholder services (Note 2)......         42,651
Accrued management fee (Note 2)...............................         30,285
Accrued distribution and service fees (Note 5)................         20,787
Accrued trustees' fees (Note 2)...............................         18,615
Other accrued expenses........................................         44,093
                                                                 -------------
                                                                    2,506,529
                                                                 -------------
Net Assets....................................................    $64,222,335
                                                                 -------------

Net Assets consist of:
Undistributed net investment income...........................        $47,470
Unrealized appreciation of investments........................        515,365
Accumulated net realized loss.................................     (1,436,741)
Paid-in capital...............................................     65,096,241
                                                                 -------------
                                                                 $ 64,222,335

Net Asset Value and redemption price per share of
   Class A shares ($20,157,964 / 2,611,174 shares)............          $7.72

Maximum Offering Price per share of
   Class A shares ($7.72 / .955)..............................          $8.08

Net Asset Value and offering price per share of
   Class B(1) shares ($3,797,155 / 492,004 shares)*...........          $7.72

Net Asset Value and offering price per share of
   Class B shares ($14,957,488 / 1,937,627 shares)*...........          $7.72

Net Asset Value and offering price per share of
   Class C shares ($731,198 / 94,640 shares)*..................         $7.73

Net Asset Value, offering price and redemption price
  per share of Class S shares ($24,578,530 / 3,180,202 shares).         $7.73
--------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the year ended December 31, 1999
INVESTMENT INCOME
Interest ....................................................  $  3,888,018

EXPENSES
Management fee (Note 2) .....................................       379,165
Transfer agent and shareholder services (Note 2) ............       141,551
Custodian fee ...............................................       100,740
Legal fees ..................................................        24,820
Audit fee ...................................................        20,805
Trustees' fees (Note 2) .....................................        18,615
Registration fees ...........................................        10,950
Reports to shareholders .....................................         9,490
Service fee-Class A (Note 5) ................................        53,142
Distribution and service fees-Class B(1) (Note 5) ...........        22,209
Distribution and service fees-Class B (Note 5) ..............       171,089
Distribution and service fees-Class C (Note 5) ..............         8,883
Miscellaneous ...............................................         3,285
                                                               ------------
                                                                    964,744
Expenses borne by the Distributor (Note 3) ..................      (118,819)
Fees paid indirectly (Note 2) ...............................        (4,676)
                                                               ------------
                                                                    841,249
                                                               ------------
Net investment income .......................................     3,046,769
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES CONTRACTS
Net realized loss on investments (Notes 1 and 4) ............    (1,427,749)
Net realized gain on futures contracts (Note 1) .............        41,200
                                                               ------------
  Total net realized loss ...................................    (1,386,549)
Net unrealized depreciation of investments ..................    (5,120,673)
                                                               ------------
Net loss on investments and futures contracts ...............    (6,507,222)
                                                               ------------
Net decrease in net assets resulting from operations ........  $ (3,460,453)
                                                               ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               YEARS ENDED DECEMBER 31
                                             ----------------------------
                                                 1998            1999
--------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ....................   $  3,132,461    $  3,046,769
Net realized gain (loss) on investments
  and futures contracts ..................        698,887      (1,386,549)
Net unrealized appreciation (depreciation)
  of investments .........................         38,972      (5,120,673)
                                             ------------    ------------
Net increase (decrease) resulting from
  operations .............................      3,870,320      (3,460,453)
                                             ------------    ------------

Dividends from net investment income:
  Class A ................................       (979,607)       (954,320)
  Class B(1) .............................           --           (83,476)
  Class B ................................       (713,178)       (638,590)
  Class C ................................        (35,961)        (32,711)
  Class S ................................     (1,490,835)     (1,299,386)
                                             ------------    ------------
                                               (3,219,581)     (3,008,483)
                                             ------------    ------------

Distributions from net realized gains:
  Class A ................................       (106,242)        (81,525)
  Class B(1) .............................           --            (3,858)
  Class B ................................        (93,678)        (68,596)
  Class C ................................         (5,564)         (4,565)
  Class S ................................       (144,500)       (108,103)
                                             ------------    ------------
                                                 (349,984)       (266,647)
                                             ------------    ------------

Net increase (decrease) from fund share
  transactions (Note 7) ..................      1,246,461        (772,996)
                                             ------------    ------------
Total increase (decrease) in net assets ..      1,547,216      (7,508,579)
NET ASSETS
Beginning of year ........................     70,183,698      71,730,914
                                             ------------    ------------

End of year (including undistributed net
  investment income of $7,643 and
  $47,470, respectively) .................   $ 71,730,914    $ 64,222,335
                                             ============    ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1999

NOTE 1

State Street Research New York Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research New York Tax-Free Fund and State Street Research Tax-Exempt Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes. To achieve its investment objective, the Fund intends to invest primarily in securities which are issued by or on behalf of New York State or its political subdivisions and by other governmental entities.

The Fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee equal to 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. DIVIDENDS
Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended December 31, 1999, the Fund has designated as long-term all of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1999, the Fund had a capital loss carryforward of $1,037,719 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2007.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve- month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1999 through December 31, 1999, the Fund incurred net capital losses of approximately $354,000 and it intends to defer and treat such losses as arising in the fiscal year ended December 31, 2000.

F. FUTURES CONTRACTS
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records realized gain or loss equal to the differences between the value of the contract at the time it was opened and the value at the time it was closed.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended December 31, 1999, there were no loaned securities.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1999, the fees pursuant to such agreement amounted to $379,165.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1999, the amount of such expenses was $45,439.

The Fund has entered into an agreement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended December 31, 1999 the Fund's transfer agent fees were reduced by $4,676 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $18,615 during the year ended December 31, 1999.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1999, the amount of such expenses assumed by the Distributor and its affiliates was $118,819.

NOTE 4

For the year ended December 31, 1999, purchases and sales of securities, exclusive of short-term obligations, aggregated $29,653,477 and $32,677,975, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1999, fees pursuant to such plans amounted to $53,142, $22,209, $171,089 and $8,883 for Class A, Class B(1), Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $20,025 and $66,228, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1999, and that MetLife Securities, Inc. earned commissions aggregating $98,210 and $3,233 on sales of Class B(1) and Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $260, $37,088 and $98 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 6

Under normal circumstances at least 80% of the Fund's net assets will be invested in New York Municipal Obligations. New York State and New York City face potential economic problems due to various financial, social, economic and political factors which could seriously affect their ability to meet continuing obligations for principal and interest payments. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

NOTE 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1999, the Adviser owned 59,032 Class C shares and Metropolitan owned 58,907 Class B(1) shares of the Fund.

These transactions break down by share class as follows:

                                                            YEARS ENDED DECEMBER 31
                                            --------------------------------------------------------
                                                       1998                         1999
                                            --------------------------    --------------------------
CLASS A                                        SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold .............................       657,773    $ 5,590,343        520,708    $ 4,275,370
Issued upon reinvestment of:
    Dividends from net investment income         89,437        761,215         89,495        727,617
    Distributions from net realized gains        11,045         94,432          8,418         71,053
Shares redeemed .........................      (576,644)    (4,906,505)      (570,126)    (4,668,864)
                                            -----------    -----------    -----------    -----------
Net increase ............................       181,611    $ 1,539,485         48,495    $   405,176
                                            ===========    ===========    ===========    ===========

CLASS B(1)                                     SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold .............................          --             --          491,240    $ 4,036,956
Issued upon reinvestment of:
    Dividends from net investment income           --             --            6,654         52,914
    Distribution from net realized gains           --             --              405          3,418
Shares redeemed .........................          --             --           (6,295)       (50,855)
                                            -----------    -----------    -----------    -----------
Net increase ............................          --             --          492,004    $ 4,042,433
                                            ===========    ===========    ===========    ===========

CLASS B                                        SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold .............................       565,686    $ 4,819,374         68,160    $   552,939
Issued upon reinvestment of:
    Dividends from net investment income         56,661        482,197         60,019        488,846
    Distributions from net realized gains        10,549         90,200          7,405         62,502
Shares redeemed .........................      (425,334)    (3,613,742)      (460,551)    (3,763,001)
                                            -----------    -----------    -----------    -----------
Net increase (decrease) .................       207,562    $ 1,778,029       (324,967)   $(2,658,714)
                                            ===========    ===========    ===========    ===========

CLASS C                                        SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold .............................        45,289    $   387,831         30,640    $   260,382
Issued upon reinvestment of:
    Dividends from net investment income            751          6,390          1,013          8,249
    Distributions from net realized gains           480          4,110            207          1,749
Shares redeemed .........................        (9,778)       (83,337)       (68,855)      (580,972)
                                            -----------    -----------    -----------    -----------
Net increase (decrease) .................        36,742    $   314,994        (36,995)   $  (310,592)
                                            ===========    ===========    ===========    ===========

CLASS S                                        SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold .............................        68,935    $   586,385         40,975    $   329,645
Issued upon reinvestment of:
    Dividends from net investment income        118,453      1,008,891        116,896        952,492
    Distributions from net realized gains        14,819        126,851         11,241         94,986
Shares redeemed .........................      (483,714)    (4,108,174)      (448,885)    (3,628,422)
                                            -----------    -----------    -----------    -----------
Net decrease ............................      (281,507)   $(2,386,047)      (279,773)   $(2,251,299)
                                            ===========    ===========    ===========    ===========

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


For a share outstanding throughout each year:

                                                                                CLASS A
                                               --------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31
                                               --------------------------------------------------------------------------
                                                     1995            1996            1997            1998            1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)               7.53            8.23            8.13            8.48            8.52
                                                     ----            ----            ----            ----            ----
  Net investment income ($)*                         0.40            0.38            0.39            0.39            0.40
  Net realized and unrealized gain (loss) on
    investments and futures contracts ($)            0.71           (0.09)           0.35            0.09           (0.77)
                                                     ----            ----            ----            ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)                 1.11            0.29            0.74            0.48           (0.37)
                                                     ----            ----            ----            ----            ----
  Dividends from net investment income ($)          (0.41)          (0.39)          (0.39)          (0.40)          (0.40)
  Distributions from net realized gains ($)        --              --              --               (0.04)          (0.03)
                                                     ----            ----            ----            ----            ----
TOTAL DISTRIBUTIONS ($)                             (0.41)          (0.39)          (0.39)          (0.44)          (0.43)
                                                     ----            ----            ----            ----            ----
NET ASSET VALUE, END OF YEAR ($)                     8.23            8.13            8.48            8.52            7.72
                                                     ====            ====            ====            ====            ====
Total return(a) (%)                                 15.11            3.68            9.22            5.92           (4.87)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)            20,043          19,636          20,193          21,831          20,158
Ratio of operating expenses to average net
  assets (%)*                                        1.10            1.10            1.10            1.12            1.11
Ratio of operating expenses to average net
  assets after expense reductions (%)*               1.10            1.10            1.10            1.10            1.10
Ratio of net investment income to average net
  assets (%)*                                        5.07            4.76            4.88            4.55            4.54
Portfolio turnover rate (%)                        109.74           89.14           50.92           32.86           43.02

*Reflects voluntary reduction of expenses per
  share of these amounts (Note 3) ($)                0.02            0.01            0.01            0.01            0.02


                                                                                                               CLASS B(1)
                                                                                                           -------------------
                                                                                                              PERIOD ENDED
                                                                                                         DECEMBER 31, 1999(B)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                                                                             8.52
                                                                                                                     ----
  Net investment income ($)*                                                                                         0.34

  Net realized and unrealized loss on investments and futures contracts ($)                                         (0.77)
                                                                                                                     ----
TOTAL FROM INVESTMENT OPERATIONS ($)                                                                                (0.43)
                                                                                                                     ----
  Dividend from net investment income ($)                                                                           (0.34)

  Distribution from net realized gains ($)                                                                          (0.03)
                                                                                                                     ----
TOTAL DISTRIBUTIONS ($)                                                                                             (0.37)
                                                                                                                     ----
NET ASSET VALUE, END OF PERIOD ($)                                                                                   7.72
                                                                                                                     ====
Total return(a) (%)                                                                                                 (5.58)

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period ($ thousands)                                                                           3,797

Ratio of operating expenses to average net assets (%)*                                                               1.86

Ratio of operating expenses to average net assets after expense reductions (%)*                                      1.85

Ratio of net investment income to average net assets (%)*                                                            3.88

Portfolio turnover rate (%)                                                                                         43.02

*Reflects voluntary reduction of expenses per share of these amounts (Note 3) ($)                                    0.02
------------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(b) January 1, 1999 (commencement of shares class) to December 31, 1999.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
-------------------------------------------------------------------------------


For a share outstanding throughout each year:

                                                                                       CLASS B
                                                  ----------------------------------------------------------------------------
                                                                              YEARS ENDED DECEMBER 31
                                                  ----------------------------------------------------------------------------
                                                        1995            1996            1997            1998              1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                  7.53            8.23            8.13            8.48              8.52
                                                        ----            ----            ----            ----              ----
  Net investment income ($)*                            0.34            0.32            0.33            0.32              0.34
  Net realized and unrealized gain (loss) on
    investments and futures contracts ($)               0.71           (0.09)           0.35            0.10             (0.77)
                                                        ----            ----            ----            ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)                    1.05            0.23            0.68            0.42             (0.43)
                                                        ----            ----            ----            ----              ----
  Dividends from net investment income ($)             (0.35)          (0.33)          (0.33)          (0.34)            (0.34)
  Distributions from net realized gains ($)              --               --              --           (0.04)            (0.03)
                                                        ----            ----            ----            ----              ----
TOTAL DISTRIBUTIONS ($)                                (0.35)          (0.33)          (0.33)          (0.38)            (0.37)
                                                        ----            ----            ----            ----              ----
NET ASSET VALUE, END OF YEAR ($)                        8.23            8.13            8.48            8.52              7.72
                                                        ====            ====            ====            ====              ====
Total return(a) (%)                                    14.26            2.91            8.41            5.14             (5.58)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)               15,084          16,824          17,426          19,273            14,957
Ratio of operating expenses to average net
  assets (%)*                                           1.85            1.85            1.85            1.87              1.86
Ratio of operating expenses to average net
  assets after expense reductions (%)*                  1.85            1.85            1.85            1.85              1.85
Ratio of net investment income to average net
  assets (%)*                                           4.32            4.01            4.12            3.81              3.78
Portfolio turnover rate (%)                           109.74           89.14           50.92           32.86             43.02
*Reflects voluntary reduction of expenses per
  share of these amounts (Note 3) ($)                   0.02            0.01            0.01            0.01              0.02

                                                                                     CLASS C
                                                   ---------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31
                                                   ---------------------------------------------------------------------------
                                                         1995             1996            1997            1998            1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                   7.53             8.23            8.13            8.49            8.52
                                                         ----             ----            ----            ----            ----
  Net investment income ($)*                             0.35             0.32            0.34            0.32            0.35
  Net realized and unrealized gain (loss) on
    investments and futures contracts ($)                0.70            (0.09)           0.35            0.09           (0.77)
                                                         ----             ----            ----            ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)                     1.05             0.23            0.69            0.41           (0.42)
                                                         ----             ----            ----            ----            ----
  Dividends from net investment income ($)              (0.35)           (0.33)          (0.33)          (0.34)          (0.34)
  Distributions from net realized gains ($)            --                --              --              (0.04)          (0.03)
                                                         ----             ----            ----            ----            ----
TOTAL DISTRIBUTIONS ($)                                 (0.35)           (0.33)          (0.33)          (0.38)          (0.37)
                                                         ----             ----            ----            ----            ----
NET ASSET VALUE, END OF YEAR ($)                         8.23             8.13            8.49            8.52            7.73
                                                         ====             ====            ====            ====            ====
Total return(a) (%)                                     14.25             2.90            8.53            5.01           (5.46)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                   651              622             805           1,122             731
Ratio of operating expenses to average
  net assets (%)*                                        1.85             1.85            1.85            1.87            1.86
Ratio of operating expenses to average net assets
  after expense reductions (%)*                          1.85             1.85            1.85            1.85            1.85
Ratio of net investment income to average net
  assets (%)*                                            4.35             4.03            4.11            3.80            3.78
Portfolio turnover rate (%)                            109.74            89.14           50.92           32.86           43.02
*Reflects voluntary reduction of expenses per
 share of these amounts (Note 3) ($)                     0.02             0.01            0.01            0.01            0.02
-------------------------------------------------------------------------------------------------------------------------------

(a) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
                                                                                       CLASS S
                                                   ---------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31
                                                   ---------------------------------------------------------------------------
                                                         1995             1996            1997            1998            1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                   7.54             8.24            8.14            8.49            8.53
                                                         ----             ----            ----            ----            ----
  Net investment income ($)*                             0.42             0.40            0.43            0.41            0.42
  Net realized and unrealized gain (loss) on
    investments and futures contracts ($)                0.71            (0.09)           0.33            0.09           (0.77)
                                                         ----             ----            ----            ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)                     1.13             0.31            0.76            0.50           (0.35)
                                                         ----             ----            ----            ----            ----
  Dividends from net investment income ($)              (0.43)           (0.41)          (0.41)          (0.42)          (0.42)
  Distributions from net realized gains ($)               --                --              --           (0.04)          (0.03)
                                                         ----             ----            ----            ----            ----
TOTAL DISTRIBUTIONS ($)                                 (0.43)           (0.41)          (0.41)          (0.46)          (0.45)
                                                         ----             ----            ----            ----            ----
NET ASSET VALUE, END OF YEAR ($)                         8.24             8.14            8.49            8.53            7.73
                                                         ====             ====            ====            ====            ====
Total return(a) (%)                                     15.37             3.93            9.48            6.18           (4.63)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                38,757           34,050          31,759          29,505          27,579
Ratio of operating expenses to average net assets(%)*    0.85             0.85            0.85            0.87            0.86
Ratio of operating expenses to average net assets
  after expense reductions (%)*                          0.85             0.85            0.85            0.85            0.85
Ratio of net investment income to average net
  assets (%)*                                            5.33             5.01            5.13            4.81            4.79
Portfolio turnover rate (%)                            109.74            89.14           50.92           32.86           43.02
*Reflects voluntary reduction of expenses per
 share of these amounts (Note 3) ($)                     0.02             0.01            0.01            0.01            0.02
------------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
TAX-EXEMPT TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH NEW YORK TAX-FREE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research New York Tax-Free Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research New York Tax-Free Fund had a challenging year. Class A shares returned -4.87% for the 12 months ended December 31, 1999 [does not reflect sales charge]. That was slightly better than the Lipper New York Municipal Debt Funds Average, which returned -4.89%. However, the fund underperformed the Lehman Brothers Municipal Bond Index, which lost -2.06% for the same period.

The Fund invests in New York state and city tax-exempt debt obligations with an emphasis on research to maximize return and manage risk.

The manager's decision to lengthen duration hurt performance relative to the indices. However, performance was aided by security selection. Credit research helped the manager identify segments of the New York market where fundamentals were improving.

December 31, 1999

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) share or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the Fund's returns may have been lower. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Lehman Brothers Municipal Bond Index is comprised of 8,000 fixed-rate investment-grade municipal bonds, all from issues larger than $50 million and with maturities greater than two years. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

CHANGE IN VALUE OF $10,000 BASED ON THE LEHMAN BROTHERS MUNICIPAL BOND INDEX COMPARED TO CHANGE IN VALUE OF $10,000 INVESTED IN NEW YORK TAX-FREE FUND

Class A

             New York                         Lehman Brothers
           Tax-Free Fund                   Municipal Bond Index
           -------------                   --------------------
12/88          $ 9,550                          $10,000
12/89            9,550                           10,000
12/90            9,866                           10,729
12/91           11,235                           12,031
12/92           12,254                           13,092
12/93           13,869                           14,700
12/94           13,032                           13,940
12/95           15,000                           16,374
12/96           15,552                           17,099
12/97           16,987                           18,671
12/98           17,993                           19,880
12/99           17,116                           19,472

Class B(1)


                 New York                    Lehman Brothers
               Tax-Free Fund               Municipal Bond Index
               -------------               --------------------
12/88            $10,000                        $10,000
12/89             10,000                         10,000
12/90             10,331                         10,729
12/91             11,765                         12,031
12/92             12,832                         13,092
12/93             14,462                         14,700
12/94             13,487                         13,940
12/95             15,410                         16,374
12/96             15,858                         17,099
12/97             17,191                         18,671
12/98             18,075                         19,880
12/99             17,066                         19,472

Class B


                 New York                    Lehman Brothers
               Tax-Free Fund               Municipal Bond Index
               -------------               --------------------
12/88            $10,000                        $10,000
12/89             10,000                         10,000
12/90             10,331                         10,729
12/91             11,765                         12,031
12/92             12,832                         13,092
12/93             14,462                         14,700
12/94             13,487                         13,940
12/95             15,410                         16,374
12/96             15,858                         17,099
12/97             17,191                         18,671
12/98             18,075                         19,880
12/99             17,066                         19,472

Class C


                 New York                    Lehman Brothers
               Tax-Free Fund               Municipal Bond Index
               -------------               --------------------
12/88            $10,000                        $10,000
12/89             10,000                         10,000
12/90             10,331                         10,729
12/91             11,765                         12,031
12/92             12,832                         13,092
12/93             14,477                         14,700
12/94             13,485                         13,940
12/95             15,406                         16,374
12/96             15,853                         17,099
12/97             17,206                         18,671
12/98             18,068                         19,880
12/99             17,080                         19,472

Class S


               New York                    Lehman Brothers
             Tax-Free Fund               Municipal Bond Index
             -------------               --------------------
12/88          $10,000                          $10,000
12/89           10,000                           10,000
12/90           10,331                           10,729
12/91           11,765                           12,031
12/92           12,832                           13,092
12/93           14,559                           14,700
12/94           13,716                           13,940
12/95           15,824                           16,374
12/96           16,446                           17,099
12/97           18,005                           18,671
12/98           19,118                           19,880
12/99           18,232                           19,472

     -- New York Tax-Free Fund     -- Lehman Brothers Municipal Bond Index

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

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FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH TAX-EXEMPT TRUST
------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
NEW YORK TAX-FREE FUND                     Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PAUL J. CLIFFORD, JR.                  Management Company
State Street Research &                    Vice President
Management Company                                                                BRUCE R. BOND
One Financial Center                       JOHN H. KALLIS                         Former Chairman of the Board,
Boston, MA 02111                           Vice President                         Chief Executive Officer and
                                                                                  President, PictureTel Corporation
DISTRIBUTOR                                THOMAS A. SHIVELY
State Street Research                      Vice President                         STEVE A. GARBAN
Investment Services, Inc.                                                         Former Senior Vice President
One Financial Center                       GERARD P. MAUS                         for Finance and Operations and
Boston, MA 02111                           Treasurer                              Treasurer, The Pennsylvania
                                                                                  State University
SHAREHOLDER SERVICES                       JOSEPH W. CANAVAN
State Street Research                      Assistant Treasurer                    MALCOLM T. HOPKINS
Service Center                                                                    Former Vice Chairman of the
P.O. Box 8408                              DOUGLAS A. ROMICH                      Board and Chief Financial
Boston, MA 02266-8408                      Assistant Treasurer                    Officer, St. Regis Corp.
1-800-562-0032
                                           FRANCIS J. MCNAMARA, III               DEAN O. MORTON
CUSTODIAN                                  Secretary and General Counsel          Former Executive Vice President,
State Street Bank and                                                             Chief Operating Officer
Trust Company                              DARMAN A. WING                         and Director, Hewlett-Packard
225 Franklin Street                        Assistant Secretary and                Company
Boston, MA 02110                           Assistant General Counsel
                                                                                  SUSAN M. PHILLIPS
LEGAL COUNSEL                              AMY L. SIMMONS                         Dean, School of Business and
Goodwin, Procter & Hoar LLP                Assistant Secretary                    Public Management, George
Exchange Place                                                                    Washington University; former
Boston, MA 02109                                                                  Member of the Board of Governors
                                                                                  of the Federal Reserve System and
INDEPENDENT ACCOUNTANTS                                                           Chairman and Commissioner of
PricewaterhouseCoopers LLP                                                        the Commodity Futures Trading
160 Federal Street                                                                Commission
Boston, MA 02110
                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  Founders Investments Ltd.
                                                                                  President,
                                                                                  The Glen Ellen Company

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH NEW YORK TAX-FREE FUND                   ------------
One Financial Center                                             Bulk Rate
Boston, MA 02111                                               U.S. Postage
                                                                   PAID
                                                                Canton, MA
                                                                Permit #313
                                                               ------------

STATE STREET RESEARCH
[75 YEARS logo]
LASTING VALUE
-------------
LEADING IDEAS

QUESTIONS? COMMENTS?

CALL us at 1-800-562-0032 or
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WRITE us at:
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     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research New York Tax-Free Fund prospectus.

When used after March 31, 2000, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp0201)SSR-LD                                 NYTF-1223-0200